UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Amendment No. )
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY
STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant     Filed by a party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12
Pacific Gas and Electric Company
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

PACIFIC GAS AND ELECTRIC COMPANY

2023 Annual Meeting
Vote by May 17, 2023
11:59 PM ET

Pacific Gas and Electric Company®

PACIFIC GAS AND ELECTRIC COMPANY
ATTN: SHAREHOLDER SERVICES
300 LAKESIDE DRIVE
OAKLAND, CA 94612

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You invested in PACIFIC GAS AND ELECTRIC COMPANY and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on Thursday, May 18, 2023, and notice of annual meeting of shareholders.**

Get informed before you vote

View the Notice, Proxy Statement, Annual Report and Form of Proxy online OR you can receive a free paper or email copy of the material(s) by requesting them prior to May 4, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

Annual Meeting will be held on
Thursday, May 18, 2023
10:00 a.m. Pacific Time

Virtually at:
www.virtualshareholdermeeting.com/PCG-P2023

*Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information about the proposals being presented at the upcoming Annual Meeting of Shareholders. Please follow the instructions on the reverse side to access and review the proxy materials before voting.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 1a. Cheryl F. Campbell	For
1b. Kerry W. Cooper	For
1c. Arno L. Harris	For
1d. Carlos M. Hernandez	For
1e. Michael R. Niggli	For
1f. Sumeet Singh	For
1g. Benjamin F. Wilson	For
2. Advisory Vote to Approve Executive Compensation	For
3. Advisory Vote on the Frequency of the Advisory Vote to Approve Executive Compensation	1 Year
4. Ratification of the Appointment of Deloitte and Touche LLP as the Independent Public Accounting Firm	For

NOTE: In their discretion, the proxies are authorized to vote upon and transact such other business as may properly come before the Annual Meeting of Shareholders and any adjournments or postponements thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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